AGREEMENT OF LEASE, made as of the 7th day of July, 1997, between 510
JOINT VENTURE, a New York joint venture, having its principal office at 14 Dubon Court, Farmingdale, New York 11735 ("Landlord"), and COMMUNITY HOME MORTGAGE CORPORATION, a New York corporation, having its principal office at 45 Executive Drive, Plainview, New York 11803 ("Tenant").

                                   WITNESSETH:

         Landlord and Tenant hereby covenant and agree as follows:

                                      SPACE

         1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord Suite 100 in the building Commonly known as 510 Broadhollow Road, Melville, New York (the "Building"), which Demised Premises the parties agree contains 10,000 rentable square feet and constitutes 13.33% ("Tenant's Pro Rata Share") of the Building.

                                      TERM

         2. The term of this lease shall commence on August 1, 1997 (the "Term Commencement Date"), and shall terminate on August 31, 2002 (the "Expiration Date"). If on the foregoing date specified for the Term Commencement Date the Demised Premises shall not be "substantially completed" in accordance with Schedule A annexed hereto, then the Term Commencement Date shall be postponed until the date on which the Demised Premises shall be "substantially completed" and the term of this lease (hereinafter referred to as the "Demised Term") shall be extended so that the Expiration Date shall be five years after the last day of the month in which the Term Commencement Date occurs. "Substantially completed" as used herein is defined to mean when the only items to be completed are those which do not interfere with the Tenant's occupancy and substantial Use of the Demised Premises. Should the Term Commencement Date be a date other than the first day of the month, the Tenant shall pay a pro rata portion of the annual rent and additional rent from such date to the first day of the following month.

                                      RENT

         3. The annual rental also "fixed rental" or "fixed annual rent" or "basic rent" is as follows:

                  (A) For the period August 1, 1997 through July 31, 1998, inclusive, $202,500.00, per annum;

                  (B) For the period August 1, 1998 through July 31, 1999, inclusive, $207,900.00, per annum;

                  (C) For the period August 1, 1999 through July 31, 2000, inclusive, $213,462.00, per annum;

                  (D) For the period August 1, 2000 through July 31, 2001, inclusive, $220,145.67, per annum; and,

                  (E) For the period August 1, 2001 through August 31, 2002, inclusive, $227,063.27, per annum;

which Tenant agrees to pay in lawful money of the U.S. which shall be legal tender in payment of the debts and dues, public and private, at the time of payment, without demand, in equal monthly installments in advance on the first day of each calendar month during the Demised Term, at the Office of the Landlord, except that Tenant shall pay the first monthly installment on the execution hereof. Tenant shall pay the basic rent as above and as hereinafter provided, without any set off or deduction of any nature or amount whatsoever except as expressly set forth in this lease.

                         PARTIAL ABATEMENT OF FIXED RENT

         3. Provided Tenant is not at any time in default in the full, faithful and timely performance, observance and compliance with the conditions, covenants, obligations and terms of this lease, Tenant's obligation to pay fixed rent for the first month of the demised term shall be limited to $1,875.00.

                                       USE

         4. The Tenant shall use and occupy the Demised Premises only for executive and administrative and sales offices for mortgage banking and other related financial services (except "financial services" shall not permit retail or other securities brokerage), and for no other purpose.

                              LANDLORD'S ALTERATION

         5. Landlord, at its expense, will perform the work and make the installations, as set forth in Schedule A annexed hereto which is sometimes hereinafter referred to as the "Landlord's Construction."

                                    SERVICES

         6. As long as Tenant is not in default under any covenants of this lease, Landlord, during the hours of 8:00 A.M. to 6:00 P.M. on weekdays and on Saturdays from 9:00 A.M. to 1:00 P.M. ("Working Hours"), excluding legal holidays, shall furnish the Demised Premises with heat and air-conditioning in the respective seasons, furnish elevator service to the Demised Premises and provide the Demised Premises with electricity for lighting and usual office equipment. The provisions of Schedule C of this agreement are made a part hereof and expressly incorporated herein by reference.

                               LANDLORD'S REPAIRS

         7. (A) Landlord, at its expense, will make all the repairs to and provide the maintenance for the Demised Premises (excluding painting and decorating) and for all public areas and facilities as set forth in Schedule B (annexed hereto and made a part hereof), except such repairs and maintenance as may be necessitated by the negligence, improper care or use of such premises and facilities by Tenant, its agents, employees, licensees or invitees, which will be made by Landlord at Tenant's expense at the rate of 110% of the amount charged to Landlord, to be repaid to Landlord on demand as additional rent. Landlord represents that as of the Term Commencement Date, all systems servicing the Demised Premises shall be in working order, except Landlord makes no representation concerning the computer or communications, cables, wiring or equipment, if any, at the Demised Premises.

                  (B) Tenant shall not be required to make any structural repairs unless the same shall be necessitated or occasioned, in whole or in part by the acts, omissions, or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or manner of use of Demised Premises by Tenant, or any such person.

                                  WATER SUPPLY

         8. Landlord, at its expense, shall furnish hot and cold or tempered water for lavatory purposes.

                                  PARKING FIELD

         9. Tenant shall have the right to use forty (40) parking spaces for the parking of automobiles of the Tenant, its employees and invitees, in the parking area reserved for tenants of the Building ("Building Parking Area") subject to the Rules and Regulations now or hereafter adopted by Landlord. Tenant shall not use nor permit any of its officers, agents or employees to use any parking spaces in excess of Tenant's allotted number of spaces therein. Landlord shall designate five spaces for Tenant's exclusive use near the main entrances to the Building; provided, however, Landlord shall not be required to enforce the same or take any action with regard to the use of said reserved parking spaces by any other tenant or person.

                                    DIRECTORY

         10. Landlord will furnish in the lobby of the Building a directory which will contain listings requested by Tenant, not to exceed five (5) listings.


                             TAXES AND OTHER CHARGES

         11. (A) As used in and for the purposes of this Article 11, the following definitions shall apply:

                           (i) "Taxes" shall be any amount of real estate taxes,
assessments, sewer rents, rates and charges, State, Town, County taxes, School taxes, or any other Governmental charges and assessments, general, specific, ordinary or extraordinary, foreseen or unforeseen levied on a calendar or fiscal basis against the real property of which the Demised Premises are a part.

                           (ii) "Assessed Valuation" shall mean the full
assessed valuation attributable to the Building as shown on the records of the Department of Assessment of the County of Suffolk.

                           (iii) "Base Year Taxes" shall be the average of the
Taxes payable for the 1996/1997 and 1997/1998 tax years as finally determined.

                           (iv) "Escalation Year" shall mean each fiscal tax
year which shall include any part of the Demised Term.

                           (v) "Real Property" shall be the land upon which the
Building stands and any part or parts thereof utilized for parking, landscaping, driveways or otherwise, and the Building and other facilities utilized for the purposes required in the operation of the premises.

                  (B) The Tenant shall pay the Landlord increases in "Taxes" levied against the "Real Property" as follows: If the Taxes which would be assessable to the Landlord in any Escalation Year shall be increased above the Base Year Taxes, then the Tenant shall pay to the Landlord, as additional rent for such Escalation Year, a sum equal to Tenant's Pro Rata Share, as set forth in Paragraph 1 of this Lease, multiplied by the amount of said increase.

                  (C) Tenant's obligations hereunder shall survive the expiration of this agreement.

                                TENANT'S REPAIRS

         12. (A) Tenant shall take good care of the Demised Premises and, subject to the provisions of Article 7 hereof, Landlord at the expense of Tenant shall make as and when needed as a result of misuse or neglect by Tenant or Tenant's servants, employees, agents or licensees, all repairs in and about Demised Premises and the Building necessary to preserve them in good order and condition. Except as provided in Article 24 hereof, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any repairs, alterations, additions or improvements in or to any portion of the Building or of Demised Premises, or in or to the fixtures, appurtenances or equipment thereof, and no liability upon Landlord for failure of Landlord or others to make any alterations, additions or improvements in or to any portion of the Building or of Demised premises, or in or to the fixtures, appurtenances or equipment thereof.

                                  FLOOR LOADING

                  (B) The emplacement of any equipment which will impose an evenly distributed floor load in excess of 50 pounds per square foot shall be done only after written permission is received from the Landlord. Such permission will be granted only after adequate proof is furnished by a professional engineer that such floor loading will not endanger the Building's structure or systems.

                            FIXTURES & INSTALLATIONS

         13. All appurtenances, fixtures, improvements, additions and other property attached to or built into the Demised Premises, whether by Landlord or Tenant or others, and whether at Landlord's expense, or Tenant's expense, or the joint expense of Landlord and Tenant, shall be and remain the property of Landlord, except that any such fixtures, improvements, additions and other property installed at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Landlord, whether pursuant to Schedule A or otherwise, and which are removable without material damage to the said premises may be removed by Tenant on condition that Tenant shall repair at its expense any damage to the Demised Premises or the

Building resulting from such removal. All the outside walls of the Demised Premises including corridor walls and the outside entrance doors to the Demised Premises, any balconies, terraces or roofs adjacent to the Demised Premises, and any space in the Demised Premises used for shafts, stacks, pipes, conduits, ducts or other Building facilities, and the use thereof, as well as access thereto in and through the Demised Premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to Landlord, and Landlord does not convey any rights to Tenant therein. Notwithstanding the foregoing, Tenant shall enjoy full right of access to the Demised Premises through the public entrances, public corridors and public areas within the Building.

                                   ALTERATIONS

         14. (A) After completion of the Demised Premises, Tenant shall make no alterations, decorations, installations, additions or improvements in or to the Demised Premises without Landlord's prior written consent (which consent, provided Tenant is not in monetary default after any applicable grace period, shall not be unreasonably withheld or delayed) and then only by contractors or mechanics approved by Landlord and at such times and in such manner as Landlord may from time to time designate.

                  (B) All installations or work done by Tenant shall at all times comply with:

                           (1) Laws, rules, orders and regulations of
governmental authorities having jurisdiction thereof;

                           (2) Rules and regulations of the Landlord;

                           (3) Plans and specifications prepared by and at the
expense of Tenant theretofore submitted to Landlord for, and having received, Landlord's prior written approval; no installations or work shall be undertaken, started, or begun by Tenant, its agents, servants or employees, until Landlord has approved such plans and specifications; and no amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord. Tenant agrees that it will not, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Building or any part thereof.

                           (4) The indemnity contained in Section 23(B) shall
apply to any claim arising out of the performance of said work. Prior to the commencement of any such work, Tenant shall supply Landlord with workmen's compensation certificates for all persons and/or contractors performing work for Tenant at the Demised Premises, a public liability insurance policy with minimal coverages per occurrence of $1,000,000.00/ $2,000,000.00 for personal injuries and death claims and $1,000,000.00 for property damage.

                           (5) Within seven days after the completion of any
such work, Tenant shall provide Landlord with Waivers of Mechanics' Liens, in recordable form, from all contractors and materialmen. In the event any mechanics' lien shall be filed against the Building by any of Tenant's contractors, subcontractors or materialmen, Tenant shall discharge the lien by bond, payment or otherwise, within ten (10) days of filing thereof and upon Tenant's failure to so discharge any lien, Landlord may, at its option, remove the lien by payment or bonding and charge the Tenant with the cost thereof, together with attorneys' fees.

                  (C) If Tenant shall request any alterations to be made in the Demised Premises, the same shall be performed by Landlord, unless Landlord shall permit Tenant to perform the same, and Tenant shall repay to Landlord 110% of Landlord's cost thereof on demand as additional rent.

                               REQUIREMENTS OF LAW

         15. (A) Tenant, at Tenant's sole cost and expense shall comply with all laws, orders and regulations of Federal, State, County, Municipal, governmental or quasi-governmental agency or authority, having or asserting jurisdiction, and with all directions, pursuant to law, of all public officers, which shall impose any duty upon Landlord or Tenant arising out of Tenant's manner of use of the Demised Premises.

                  (B) Tenant shall not do anything, or permit anything to be done, in or about the Demised Premises which shall (i) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Landlord, or (iii) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the Demised Premises, or
(iv) cause any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Demised Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all the rules, orders, regulations or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body. Landlord represents that Tenant's use of the Demised Premises does not violate the certificate of occupancy or existing policies of insurance.

                  (C) In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rates applicable to the Building or property located therein issued by the New York Fire Insurance Rating Organization or other similar body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Building or property located therein.

                                   END OF TERM

         16. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all of its property and shall repair all damage to the Demised Premises or the Building occasioned by such removal. Any property not removed from the premises shall be deemed abandoned by Tenant and may be disposed of in any manner deemed appropriate by the Landlord and Landlord shall have no liability therefor. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover or summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease. If the last day of the term of this lease or any renewal hereof falls on Sunday or a legal holiday, this lease shall expire on the business day immediately preceding.

                                 QUIET ENJOYMENT

         17. Landlord covenants and agrees with Tenant that upon Tenant paying the basic rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the term of this lease without hindrance or molestation by anyone claiming by or through Landlord, subject, nevertheless, to the terms, covenants and conditions of this lease including, but not limited to Article 22.

                                      SIGNS

         18. No signs or lettering of any nature may be put on or in any window, wall or door nor on the exterior of the Building or elsewhere within the Demised Premises such as will be visible from the street; provided, however, Tenant may have a sign, subject to Landlord's consent not to be unreasonably withheld, in the reception area of the Demised Premises such that its name is visible in the public corridor through the double glass entry doors. No sign or lettering in the public corridors or on the doors are permitted except Landlord's standard name plaque provided by Landlord. Tenant shall have the right to install affix its logo and name on the glass doors of the Demised Premises, subject to Landlord's prior, written consent not to be unreasonably withheld or delayed; the same shall be removed by Tenant at Tenant's cost at the expiration or earlier termination of the demised term. Provided Tenant is not at any time in default in the full, faithful and timely performance, observance and compliance with the conditions, covenants, obligations and terms of this lease, Landlord shall add Tenant's name to the outside building directory provided the same shall exist.

                              RULES AND REGULATIONS

         19. Tenant and Tenant's agents, employees, visitors, and licensees shall comply with the Rules and Regulations set forth on Schedule D annexed hereto and made part hereof, and with such further reasonable Rules and Regulations as Landlord at any time may make and communicate in writing to Tenant which, in Landlord's judgment shall be necessary for the reputation, safety, care and appearance of the Building and the land allocated to it or the preservation of good order therein, or the operation or maintenance of the Building, and such land, its equipment, or the more useful occupancy or the comfort of the tenants or others in the Building. Landlord shall not be liable to Tenant for the violation of any of said Rules and Regulations, or the breach of any covenant or condition in any lease by any other tenant in the Building.

                            ASSIGNMENT AND SUBLETTING

         20. (A) Tenant, for itself, its successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet the Demised Premises or any part thereof or license or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of the Landlord in each instance and upon due compliance with the provisions of this Article 20. Subject to Landlord's right of termination as set forth in subparagraph (B) hereof, provided Tenant is not in default after any applicable grace period in the full, faithful and timely performance, observance and compliance with the conditions, covenants, obligations and terms of this lease, Landlord shall not unreasonably withhold or delay its consent to Tenant's proposed assignment of this lease or sublease of the Demised Premises.

                  (B) If Tenant requests Landlord's consent to the assignment of all or any portion of the Demised Premises, it shall first submit to Landlord, in writing by certified mail, return receipt requested, or by overnight courier or by hand delivery, the following information:

                           (1) The name of the proposed assignee;

                           (2) A true copy of the executed assignment and any side agreements relating thereto;

                           (3) Banking, financial and other credit information relating to the proposed assignee requested by Landlord to determine the financial responsibility of said proposed assignee; and

                           (4) Such other information and documents as Landlord shall require.

Upon receipt thereof from Tenant, Landlord shall have the option, to be exercised in writing within twenty (20) days thereafter, to terminate the lease effective on the date (the "Termination Date") set forth in Landlord's notice of termination, which shall not be less than sixty (60) days nor more than one hundred twenty (120) days following the service upon Tenant of Landlord's notice of termination. In the event Landlord shall exercise such option to terminate the lease, this lease shall expire on the Termination Date as if that date had been originally fixed as the expiration date of the term herein granted and Tenant shall surrender possession of the entire Demised Premises of this lease. Landlord's failure to exercise such option to terminate this lease shall not, it is expressly understood and agreed, be deemed to constitute Landlord's consent to such proposed assignment, which consent may only be given expressly and in writing and as provided in this paragraph 20. If Landlord shall not exercise its option to terminate this lease as aforesaid, Landlord shall not, provided Tenant is not in default, unreasonably withhold or delay its consent to Tenant's proposed assignment. Notwithstanding the aforesaid, provided Tenant is not in default after any applicable grace period in the full, faithful and timely performance, observance and compliance with the conditions, covenants, obligations and terms of this lease, Landlord shall not have the right to terminate this lease hereunder in the event of a proposed assignment in connection with a bone fide sale of Tenant's business.

                  (C) In the event of an approved subletting or assignment of all or any portion of the Demised Premises, any consideration, of whatsoever nature, received by the Tenant for or in connection with such sublease or assignment and any payment or increase in the rental (in any form, whether by payment, services, offset or other reimbursement) from assignee or subtenant to Tenant the value of which shall exceed the fixed rent and additional rent herein reserved shall be turned over to Landlord monthly; if Tenant receives a lump sum payment, or if Tenant is to receive payments in installments, such sums shall be paid directly to Landlord by Tenant within five (5) days after the same shall have been received by Tenant, without demand by Landlord; provided, further, that all such sums and consideration received by Tenant and shall be due payable to Landlord as additional rent. Such overage is to be treated as additional rent and is to be paid by Tenant in the same manner.

                  (D) An assignment forbidden within the meaning of this agreement shall be deemed to include one or more sales, assignments, or transfers, by merger, consolidation, operation of law or otherwise, or creation of new stock, or any event (except the death of Ira Silverman) by which an aggregate of fifty (50%) percent or more of Tenant's stock shall be vested in a party or parties who are non-stockholders as of the date hereof. For the purpose of this paragraph, stock ownership shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1986 as amended. The aforesaid provisions of this subparagraph (D) shall not apply to
(i) a public offering of Tenant's shares on a recognized national securities exchange or over-the-counter-market, (ii) a private placement under applicable "blue sky" laws, or (iii) transfers from Ira Silverman to Daniel Silverman or other family members of Ira Silverman or a transfer from Ira Silverman resulting from the death of Ira Silverman.

                  (E) Tenant shall not grant any license or concession or enter into any other agreement pursuant to which any person other than Tenant shall have the right to occupy, possess or share any portion, or all, of the Demised Premises.

                  (F) INTENTIONALLY OMITTED.

                  (G) INTENTIONALLY OMITTED.

                  (H) No assignment of this lease or underletting of the Demised Premises shall release or discharge the Tenant hereunder from any of its obligations to be performed under this lease. If Landlord shall consent (or fail to consent) to any proposed sublease or assignment, Tenant shall be required to comply with, and shall be bound by, the provisions of this paragraph 20 at all times thereafter.

                          LANDLORD'S ACCESS TO PREMISES

         21. (A) Landlord and Landlord's agents shall have the right to enter, inspect and/or pass through the Demised Premises at all times to examine the same upon reasonable prior notice, and to show them to mortgagees, ground lessors, prospective purchasers or lessees or mortgagees of the Building, and to make such repairs, improvements or additions as Landlord may deem necessary or desirable and Landlord shall be allowed to take all material into and upon and/or through said Demised Premises that may be required therefor. During the year prior to the expiration of the term of this lease, or any renewal term, Landlord may exhibit the Demised Premises to prospective tenants or purchasers at all reasonable hours and without unreasonably interfering with Tenant's business. If Tenant shall not be personally present to open and permit an entry into said premises at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, without rendering Landlord or such agent liable therefor (during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property).

                  (B) Landlord shall also have the right at any time, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building; provided, however, that Landlord shall make no change in the arrangement and/or location of entrances or passageways or other public parts of the Building which will adversely affect in any material manner Tenant's use and enjoyment of the Demised Premises. Landlord shall also have the right, at any time and from time to time, to name the Building, including, but not limited to, appropriate signs and/or lettering on any or all entrances to the Building, and to change the name, number or designation by which the Building is commonly known.

                  (C) Neither this lease nor any use by Tenant shall give Tenant any right or easement to the use of any door or passage or concourse connecting with any other building or to any public conveniences, and the use of such doors and passages and concourse and of such conveniences may be regulated and/or discontinued at any time and from time to time by Landlord without notice to Tenant. Landlord makes no representation whether or not there will be a concourse.

                  (D) The exercise by Landlord or its agents of any right reserved to Landlord in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord, or its agents, or upon any lessor under any ground or underlying lease, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                                  SUBORDINATION

         22. (A) This lease is subject and subordinate in all respects to all ground leases and/or underlying leases and to all mortgages which may now or hereafter be placed on or affect such leases and/or the real property of which the Demised Premises form a part, or any part or parts of such real property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. This paragraph A shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver promptly any certificate that Landlord and/or any mortgagee and/or the lessor under any ground or underlying lease and/or their respective successors in interest may request. Landlord shall request a non-disturbance and attornment agreement from any present and future mortgagee; Tenant shall pay any fees of such mortgagee in connection therewith.

                  (B) Without limitation of any of the provisions of this lease, in the event that any mortgagee or its assigns shall succeed to the interest of Landlord or of any successor- Landlord and/or shall have become lessee under a new ground or underlying lease, then, at the option of such mortgagee, this lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or its assigns and to recognize such mortgagee or its respective assigns as its Landlord.

                  (C) Tenant shall, at any time and from time to time upon not less than five days' prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified arid stating the modification) and the dates to which the basic rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the Tenant Landlord is in default in performance of any covenant, agreement, term, provisions or condition contained in this lease, and if so, specifying each such default of which the Tenant may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser or lessee of said real property or any interest or estate therein, any mortgagee or prospective mortgagee thereof or any prospective assignee of any mortgage thereof. If in connection with obtaining financing for the Building and the land allocated to it, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

                       PROPERTY LOSS, DAMAGE REIMBURSEMENT

         23. (A) Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Demised Premises or in the Building. If at any time any windows of the Demised Premises are temporarily closed or darkened incident to or for the purpose of repairs, replacements, maintenance and/or cleaning in, on, to or about the Building or any part or parts thereof, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall reimburse and compensate Landlord as additional rent for all expenditures made by, or damages or fines sustained or incurred by Landlord due to non-performance or non-compliance with or breach or failure to observe any term, covenant or condition of this lease upon Tenant's part to be kept, observed, performed or complied with. Tenant shall give immediate notice to Landlord in case of fire or accidents in the Demised Premises or in the Building or of defects therein or in any fixtures or equipment.

                               TENANT'S INDEMNITY

                  (B) Tenant shall indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person, firm, or corporation arising from the conduct or management of or from any work or thing whatsoever done (other than by Landlord or its contractors or the agents or employees of either) in and on the Demised Premises during the term of this lease and during the period of time, if any prior to the specified commencement date that Tenant may have been given access to the Demised Premises for the purpose making installations, and will further indemnify and save harmless Landlord against and from any and all claims arising from any condition of the Demised Premises due to or arising from any act or omissions or negligence of Tenant or any of its agents, contractors, servants, employees, licensees or invitees and against and from all costs, expenses, and liabilities incurred in connection with any such claim or claims or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, agrees that Tenant, at Tenant's expense, will resist or defend such action or proceeding and will employ counsel therefor reasonably satisfactory to Landlord.

                      DESTRUCTION -- FIRE OR OTHER CASUALTY

         24. If the Demised Premises shall be damaged by fire or other casualty and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage within six months of such damage or casualty; provided, however, that if such damage is caused by Tenant (or its agents, employees, contractors or invitees), Landlord shall repair such damage at Tenant's cost and Tenant shall pay Landlord therefor on demand as additional rent. However, Landlord, shall have no obligation to repair, nor any liability for, any damage to, or obligation to replace, Tenant's personal property or any other property or effects of Tenant. If the entire Demised Premises shall be rendered untenantable by reason of any such damage, other than that caused by Tenant (or its agents, employees, contractors or invitees) the rent shall abate for the period from the date of such damage to the date when such damage shall have been repaired, and if only a part of the Demised Premises shall be so rendered untenantable, the rent shall abate for such period in the proportion which the area of the part of the Demised Premises so rendered untenantable bear to the total area of the Demised Premises. However, if, prior to the date when all of such damage shall have been repaired any substantial part of the Demised Premises so damaged shall be rendered tenantable and may be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which the rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Tenant hereby expressly waives the provisions of section 227 of the New York Real Property Law and of any successor law of like import then in force, and Tenant agrees that the provisions of this Article shall govern and control in lieu thereof. Notwithstanding the foregoing provisions of this Article, if, prior to or during the Demised Term (i) the Demised Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Landlord shall decide not to restore the Demised Premises, or (ii) the Building shall be so damaged by fire or other casualty that in Landlord's opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Demised Premises shall be damaged or rendered untenantable), then, in any of such events, Landlord, at Landlord's option, may give to Tenant within forty-five
(45) days after such fire or other casualty, a thirty (30) days' notice of termination of this lease and, in the event such notice is given, this lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said thirty (30) days with the same effect as if the date of expiration of said thirty (30) days were the Expiration Date, the rent shall be apportioned as of such date and any prepaid portion of rent for any period after such date shall be refunded by Landlord to Tenant.

                                   SUBROGATION

         25. Each of the parties hereto and their successors or assigns hereby waives any and all rights of action for negligence against the other party hereto which may hereafter arise for damage to the Demised Premises or to property therein resulting from any fire or other casualty of the kind covered by standard fire insurance policies with extended coverage, regardless of whether or not or in what amounts, such insurance is now or hereafter carried by the parties hereto, or either of them. Both parties agree to use their best efforts to obtain and maintain a waiver of subrogation from their respective carriers if, they are insured.

                                 EMINENT DOMAIN

         26. (A) In the event that the whole of the Demised Premises shall be lawfully condemned or taken in any manner for public or quasi-public use, this lease and the term and estate hereby granted shall forthwith cease and terminate as of the date Landlord or Tenant is required to vacate the Demised Premises. In the event that only a part of the Demised Premises shall be so condemned or taken, then effective as of the date of vesting of title, the rent hereunder shall be abated in an amount thereof apportioned according to the area of the Demised Premises so condemned or taken. In the event that (a) only a part of the Building shall be so condemned or taken, then Landlord (whether or not the Demised Premises be affected) may, at its option, terminate this lease and the term and estate hereby granted as of either the date of such vesting of title or the date Landlord or Tenant is required to vacate the Demised Premises, by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, or
(b) if such condemnation or taking shall be of a substantial part of the Demised Premises or a substantial part of the means of access thereof so that Tenant is not capable of conducting its business in the remainder of the Demised Premises, Tenant shall have the right, by delivery of notice in writing to Landlord within forty (40) days following the date on which Tenant shall have received notice of such taking, to terminate this lease and the term and estate hereby granted on the earlier of (x) the date Landlord or Tenant is required to vacate the Demised Premises or (y) thirty (30) days from the date of such notice from Tenant, or
(c) if neither Landlord nor Tenant elects to terminate this lease as aforesaid, this lease shall be and remain unaffected by such condemnation or taking, except that the rent shall be abated to the extent, if any, hereinabove provided in this Article 26. In the event that only a part of the Demised Premises shall be so condemned or taken and this lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, at its expense, restore the remaining portion of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

                  (B) In the event of a termination in any of the cases hereinabove provided, this lease and the term and estate granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the term of this lease, and the rent hereunder shall be apportioned as of such date.

                  (C) In the event of any condemnation or taking hereinabove mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this lease in Tenant, and Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award, except that the Tenant may file a separate claim for any taking of removable fixtures owned by Tenant and for moving expenses incurred by Tenant. It is expressly understood and agreed that the provisions of this Article 26 shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.

                            CERTIFICATE OF OCCUPANCY

         27. Tenant will not at any time use or occupy the Demised Premises in violation of the certificate of occupancy (temporary or permanent) issued for the Building or portion thereof of which the Demised Premises form a part. Landlord represents the use contemplated in paragraph 4 does not violate the same.

                                     DEFAULT

         28. (A) Upon the occurrence, at any time prior to or during the Demised Term, of anyone or more of the following events (referred to as "Events of Default"):

                  (i) If Tenant shall default in the payment when due, and such default shall continue for five (5) days, of any installment of basic rent or in the payment when due of any additional rent; or,

                  (ii) If Tenant shall default in the observance or performance of any term, covenant or condition of this lease on Tenant's part to be observed or performed (other than the covenants for the payment of basic rent and additional rent) and Tenant shall fail to remedy such default within ten (10) business days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of ten (10) business days and Tenant shall not commence within said period of ten (10) business days and shall not thereafter diligently prosecute to completion all steps necessary to remedy such default; or

                  (iii) If Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or become insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute of law, or shall make an assignment for the benefit or creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant of all or any part or Tenant's property; or

                  (iv) If, within thirty (30) days after the commencement of any proceeding against Tenant, whether by the filing of a petition of otherwise seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceedings shall not have been dismissed, or if, within thirty (30) days after the appointment or any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence or Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's pursuant to which the Demised Premises shall be taken or occupied or attempted to be taken or occupied; or

                  (v) If Tenant shall default in the observance or performance of any term, covenants or condition on Tenant's part to be observed or performed under any other lease with Landlord of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

                  (vi) If the Demised Premises shall become vacant, deserted or abandoned; or

                  (vii) If Tenant's interest in this lease devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 20; then, upon the occurrence, at any time prior to or during the Demised Term, of anyone or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may (a) seek possession of the Demised Premises together with all basic rent and/or additional rent then due either by commencement of a summary proceeding, or by any other applicable legal action or proceeding, or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises, all at Tenant's expense; and/or (b) give to Tenant a written three (3) days' notice of termination of this lease and, in the event such notice is given, this lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said three (3) days with the same effect as if the date of expiration of said three days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 30.

         (B) If, at any time (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this lease shall have been assigned, the word "Tenant", as used in subsection (iii) and (iv) of Section 28(A), shall be deemed to mean anyone or more of the persons primarily or secondarily liable for Tenant's obligations under this lease. Any monies received by Landlord from or on behalf of Tenants during the pendency of any proceeding of the types referred to in said subsections (iii) and (iv) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of rent or a waiver on the part of Landlord of any rights under Section 28(A).

         29. (A) If Tenant shall be in default beyond any applicable grace period in the payment when due of any installment of basic rent or additional rent, or if this lease and the Demised Term shall expire and come to an end as provided in Article 28:

                  (i) Landlord and its agents and servants may immediately, or at any time after such default or after the date upon which this lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable legal action or proceeding, or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises, all at Tenant's expense; and

                  (ii) Landlord, at Landlord's option, may relet the whole or any part or parts of the Demised Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this lease or otherwise to affect any such liability; Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, all at Tenant's expense without relieving Tenant of any liability under this lease or otherwise affecting any such liability.

         (B) Tenant, on its own behalf and on the behalf of all persons claiming through or under Tenant, including all creditors, does hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this lease, after (i) the issuance of a warrant of eviction by any court of competent jurisdiction, or
(ii) any re-entry by Landlord, or (iii) any expiration or termination of this lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this lease. In the event of a breach or threatened breach by Tenant or any persons claiming through or under Tenant, of any term, covenant or condition of this lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this lease for such breach. The rights to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

                                     DAMAGES

         30. (A) If this lease and the Demised Term shall expire and come to an end as provided in Article 28 or by or under any summary proceeding, or any other action or proceeding or if Landlord shall re-enter the Demised Premises as provided in Article 29 or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

                  (i) Tenant shall pay to Landlord all basic rent, additional rent and other charges payable under this lease by Tenant to Landlord to the date upon which this lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Landlord, as the case may be; and,

                  (ii) Tenant shall also be liable for and shall pay the Landlord, as damages, any deficiency (referred to as "Deficiency") between the basic rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 29(A) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this lease or Landlord's re-entry upon the Demised Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and other expenses of preparing the Demised Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this lease for payment of installments of basic rent. Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding.

         (B) If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article, the term "rent" as used in Section 30(A) shall mean the rent in effect immediately prior to the date upon which this lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Landlord, as the case may be, plus any additional rent payable pursuant to the provisions of Article 11 of the Escalation Year (As defined in Article 11) immediately preceding such event. Nothing contained in Article 28 and 29 of this Article shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in Section 30(A).

                                SUMS DUE LANDLORD

         31. If Tenant shall default in the performance of any covenants on Tenant's part to be performed in this lease contained, whether prior, during or after the Demised Term, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord, at any time before, during or after the Demised Term, is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or, if Landlord is compelled to or does incur any expense including reasonable attorneys' fees, instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, the sum or sums so paid by Landlord with all interest, costs, and damages, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses, or at Landlord's option on the first day of any subsequent month. Any sum of money (other than fixed rent) accruing from Tenant to Landlord pursuant to any provision of this lease including but not limited to, the provisions of Schedule C, whether prior to or after the Term Commencement Date, shall be additional rent payable within five days after demand therefor by Landlord, and Landlord shall have the same remedies for Tenant's failure to pay additional rent as for Tenant's failure to pay any installment of fixed rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term. In any case in which the basic rent or additional rent is not paid within five (5) days of the day when same is due, Tenant shall pay a late charge equal to three (3) cents ($0.03) for each dollar so due.

                                    NO WAIVER

         32. (A) No act or thing done by Landlord or Landlord's agent during the term hereby demised shall be deemed an acceptance of a surrender" of said Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said Demised Premises prior to the termination of this lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this lease or a surrender of the Demised Premises. In the event of Tenant at any time desiring to have Landlord underlet the Demised Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenants or conditions of this lease, or any of the Rules and Regulations annexed hereto and made a part hereof or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations annexed hereto and made a part hereof, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this lease shall be deemed to have been waived by Landlord, either orally or by a course of conduct, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter of accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

         (B) Landlord's failure to render a Landlord's Statement with respect to any Escalation Year per Article 11 shall not prejudice Landlord's right to render a Landlord's Statement with respect to any Escalation Year. The obligation of Landlord and Tenant under the provisions of Article II with respect to any additional rent for Escalation Year shall survive the expiration or any sooner termination of the Demised Term.

                             WAIVER OF TRIAL BY JURY

         33. (A) To the extent such waiver is permitted by law, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, the use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy. The provisions of the foregoing sentence shall survive the expiration or sooner termination of the Demised Term. If Landlord commences any summary proceeding for nonpayment of basic rent or additional rent, or commences any action or proceeding one or all of the causes of action in which alleges the nonpayment of basic rent or additional rent, Tenant shall not interpose any counterclaim of whatever nature or description in such proceeding or action.

         (B) Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event or Landlord's obtaining possession of the Demised Premises, by reason of the violation by Tenant or any of the covenants and conditions of this Lease or otherwise.

                                BILLS AND NOTICES

         34. (A) Except as otherwise expressly provided in this lease, any notices, demands, requests or other communications (other than bills or statements) given or required to be given under this lease shall be effective only if in writing and either personally delivered or given in writing, sent by registered or certified mail (return receipt requested), or recognized overnight delivery service (such as Federal Express, U.P.S., DHL, Express Mail, etc.), addressed (A) to Tenant (i) at Tenant's address set forth in this Lease if given prior to Tenant's taking possession of the Demised Premises, or (ii) at the Building if given subsequent to Tenant's taking possession of the Demised Premises, or (iii) at the Demised Premises unless Tenant shall have given Landlord written notice of its new address, or at any place where Tenant or any agent or employee or Tenant may be found if given subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises, or (B) to Landlord at Landlord's address set forth in this lease, with a copy to New Court Realty Inc., 1251 Avenue of the Americas, New York, New York 10020, or (C) addressed to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Article. Any such bills, statements, notices, demands, requests or other communications shall be deemed to have been rendered or given on the 'date when personally delivered or on the date when delivery shall have first been attempted. Either party may designate a different address for the giving of notices, etc., but such notice shall not be deemed given until the date received.

         (B) Every notice, bill, statement, invoice or request or demand for the payment of moneys given by Landlord shall be conclusive and binding upon Tenant, unless, within ten (10) business days after Landlord's giving of such notice, Tenant shall notify Landlord in writing that Tenant disputes the correctness of the notice; provided, however, that if the dispute relates to the payment of money, Tenant may pay the same in accordance with such notice and such payment or acceptance shall be without prejudice to Tenant's position; provided, further, that Tenant's written objection shall specify the particular respects in which the Tenant claims the notice is incorrect, and, if applicable, the amount which Tenant believes to be due and the method of such calculation, which Tenant may pay without prejudice.

                              INABILITY TO PERFORM

         35. (A) If, by reason of strikes or labor disputes, fire or other casualty (or delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Landlord's control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Landlord under the provisions of this lease or any collateral instrument, or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this lease, or under any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant

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

from any of its obligations under this lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                            INTERRUPTION OF SERVICES

         (B) Landlord reserves the right to stop the services of the air conditioning, elevator, escalator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which, in the judgement of Landlord are desirable or necessary, until said repairs, alterations, replacements or improvements shall be completed; Landlord will act diligently in performing such work. The exercise of such rights by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

                       CONDITIONS OF LANDLORD'S LIABILITY

         (C) (i) Tenant shall not be entitled to claim a constructive eviction from the Demised Premises unless Tenant shall first have notified Landlord of the conditions giving rise thereto and the complaints thereto be justified, and unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of such notice.

                  (ii) If Landlord shall be unable to give possession of the Demised Premises on the date specified for the commencement of the term by reason of the fact that the Demised Premises have not been sufficiently completed to make the Demised Premises ready for occupancy, or for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall such failure in any way affect the validity of this lease or the obligations of Tenant hereunder.

                           TENANT'S TAKING POSSESSION

         (D) (i) Tenant by entering into occupancy of the premises shall be conclusively deemed to have agreed that Landlord up to the time of such occupancy has performed all of its obligations hereunder and that the Demised Premises were in satisfactory condition as of the date of such occupancy, unless within thirty (30) days after such date Tenant shall have given written notice to Landlord specifying the respects in which the same were not in such condition.

                  (ii) If Tenant shall use or occupy all or any part of the Demised Premises for the conduct of business prior to the Term Commencement Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this lease, including the covenant to pay rent for the period from the commencement of said use or occupancy to the Term Commencement Date.

                                ENTIRE AGREEMENT

         36. This lease contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agent or representative has made any representations, statements or promises, upon which Tenant has relied regarding any matter or thing relating to the Building, the land allocated to it (including without limitation the parking area) or the Demised Premises, or any other matter whatsoever, except as is expressly set forth in this lease, including, but without limiting the generality of the foregoing, any statement, representation or promise as to the fitness of the Demised Premises for any particular use, the services to be rendered to the Demised Premises or the prospective amount of any item of additional rent. No oral or written statement, representation or promise whatsoever with respect to the foregoing or any other matter made by Landlord, its agents or any broker, whether contained in an affidavit, brochure, information circular, or otherwise shall be binding upon the Landlord unless expressly set forth in this lease. No rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this lease. This lease may not be changed, modified or discharged, in whole or part, orally and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this lease or any obligations under this lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord, or the written approval of Landlord, as the case may be, and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord.

                                   DEFINITIONS

         37. The term "Landlord" as used in this lease means only the owner, lessor or ground lessor or the mortgagee in possession, for the time being of the land and Building or of the land and Building) of which the Demised Premises form a part, so that in the event of any sale or sales of said land and Building, and said Landlord shall be and hereby is entirely freed and released of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any sale, or the said lessee of the Building, or of the land and Building, that the purchaser or the lessee of the Building assumes and agrees to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter", and "re-entered" as used in this lease are not restricted to their technical legal meanings. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 6 hereof), Sundays and all days observed by the State or Federal Government as legal holidays. The term "person" and "persons" as used in this lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity.

                               PARTNERSHIP TENANT

         38. (A) If Tenant is a partnership (or is comprised of two (2) or more persons, individually or as co-partners of a partnership) or if Tenant's interest in this lease shall be assigned to a partnership (or to two (2) or more persons, individually or as co-partners of a partnership) pursuant to Article 20 (any such partnership and such persons are referred to in this Article as the "Partnership Tenant"), the following provisions of this Article shall apply to such Partnership Tenant: (i) the liability of each of the partners comprising the Partnership Tenant shall be joint and several, and (ii) each of the parties comprising the Partnership Tenant hereby consents in advance to, and agrees to be bound by, any modifications of this lease which may hereafter be made and by any notices, demands, requests or other communications which may hereafter be given by the Partnership Tenant or by any of the parties comprising Partnership Tenant, and (iii) any bills, statements, notices, demands, requests and other communicates given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties, and (iv) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed, and (v) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord shall cause each such new partner to execute and deliver to Landlord an agreement in form and substance satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of this paragraph 38.

                            SUCCESSORS, ASSIGNS, ETC.

         39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, legal representatives, successors, and permitted assigns.

            APPLICATION OF INSURANCE PROCEEDS, WAIVER OF SUBROGATION

         40. (A) In any case in which Tenant shall be obligated under any provisions of this lease to pay to Landlord any loss, cost, damage, liability or expense suffered or incurred by Landlord, Landlord shall allow to Tenant as an offset against the amount thereof the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable.

                  (B) In any case in which Landlord shall be obligated under any provisions of this lease to pay to Tenant any loss, cost, damage, liability, or expense suffered or incurred by Tenant, Tenant shall allow to Landlord as an offset against the amount thereof the net proceeds of any insurance collected by Tenant for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable.

                                     BROKER

         41. Tenant represents and warrants to Landlord that Steven Fine Associates, Inc. is the sole broker who brought the Demised Premises to the Tenant's attention and with whom Tenant has negotiated in bringing about this Lease. Tenant agrees to indemnify, defend (with counsel of Tenant's reasonable choice) and hold Landlord harmless from and against any cost, claim, liability, cause of action, judgment, expense or loss (including attorneys fees) arising out of the claim of any other broker, realtor or consultant for commission, compensation or expenses arising out of this transaction.

                                    CAPTIONS

         42. The captions are included only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

                            NONLIABILITY OF LANDLORD

         43. (A) If Landlord or a successor in interest is an individual (which term as used herein includes aggregates of individuals, such as joint ventures, general or limited partnerships or associations) such individual shall be under no personal liability with respect to any of the provisions of this Lease, and if Landlord is in breach or default with respect to its obligations under this Lease, Tenant shall look solely to the equity of such individual in the land and Building of which the Demised Premises form a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal judgement against any partner, employee or agent of Landlord by reason of such default by Landlord.

                  (B) The word "Landlord" as used herein means only the owner in fee, lessor or ground lessor for the time being of the Demised Premises, and in the event of any sale of the Demised Premises, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder and it shall be deemed and construed without further agreement between the parties or between the parties and the purchaser of the Premises, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

         44. INTENTIONALLY OMITTED.

                                    SECURITY

         45. Simultaneously with the execution of this lease, Tenant has, or shall have, deposited with Landlord the sum of $37,843,88, subject to collection, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. At all times during this lease, Tenant shall have on deposit with Landlord pursuant to this paragraph 45 not less than two months' fixed rent as security. It is agreed that in the event Tenant defaults in respect o any of the terms, covenants, obligations, provisions and conditions of this Lease, including, but not limited to, the payment of basic rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any basic rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings, or other judicial or quasi-judicial action or proceeding, or re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the Demised Premises to the Landlord in their condition existing as of the Commencement Date, reasonable wear and tear excepted. In the event of sale of the land and Building or leasing of the Building, of which the Demised Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released from all liability for the return of such security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Landlord shall maintain such security deposit in an interest-bearing account for Tenant's account; however, Landlord shall be entitled to retain one percent thereof to offset Landlord's costs in administering the same. In lieu of providing the aforesaid cash deposit, Tenant shall have the right to substitute a clean irrevocable letter of credit in form and substance acceptable to Landlord drawn on a bank acceptable to Landlord.

                                  MISCELLANEOUS

         46. Tenant's obligations under this agreement shall survive the expiration or earlier termination of this agreement.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                           510 JOINT VENTURE
                                           By: Five Ten Realty Associates

                                                /s/ Howard Katz by Alan B. Katz,
                                           By:  his attorney-in-fact
                                                --------------------------------
                                                Partner

                                           COMMUNITY HOME MORTGAGE CORPORATION

                                            By:  /s/ Ira Silverman, President
                                                 ----------------------------
                                                 President

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